UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
SEPTEMBER 16, 2022

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-263515

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events

On September 16, 2022 (the “Closing Date”), Teachers Insurance and Annuity Association of America, on behalf of the TIAA Real Estate Account (the “Borrower”), entered into a credit agreement (“Credit Agreement”) with the lenders party thereto. Such lenders include JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), with JPMorgan and U.S. Bank National Association (“US Bank”) as joint bookrunners, and JP Morgan, US Bank, BofA Securities, Inc., PNC Capital Markets LLC, Standard Chartered Bank, New York, and Wells Fargo Securities LLC as joint lead arrangers.

The Credit Agreement provides for commitments of up to $1,000,000,000 in aggregate principal amount of unsecured loans, which amount is comprised of revolving credit loans (“Revolving Credit Loans”) and up to $500,000,000 in term loans (“Term Loans”), subject to the satisfaction of certain conditions (the “Credit Facility”). The Borrower may use the proceeds of borrowings under the Credit Facility for funding general organizational purposes of the Borrower and its subsidiaries in the ordinary course of business, including to finance certain real estate portfolio investments.

Revolving Credit Loans outstanding under the Credit Facility bear interest, at the Borrower’s option, at a rate per annum equal to:

a.The sum of the (i) “Alternate Base Rate” or “ABR” – (“Alternate Base Rate” or “ABR” means, for any day, a rate per annum equal to the greatest of (1) the Prime Rate in effect on such day, (2) the NYFRB Rate in effect on such day plus ½ of 1% and (3) the Adjusted Term SOFR Rate for a one month interest period) plus 1% , plus (ii) the Applicable Rate (ranging between 0.000% to 0.3000%, based on the total leverage ratio of the Borrower and its subsidiaries) as shown in the chart below under the heading “Applicable Rate for ABR Revolving Credit Loans”; or
b.The sum of (i) Adjusted Term SOFR (“Adjusted Term SOFR” means, for any applicable interest period, a rate per annum each to the sum of (1) the term SOFR rate for such interest period plus (2) a 0.10% credit spread adjustment) plus (ii) the Applicable Rate (ranging between 0.875% to 1.300%, based on the total leverage ratio of the Borrower and its subsidiaries) as show in the chart below under the heading “Applicable Rate for Term Benchmark and RFR Revolving Credit Loans”; or
c.The sum of (i) Adjusted Daily Simple SOFR (“Adjusted Daily Simple SOFR” means, for any day, a rate per annum each to the sum of (1) SOFR for such day plus (2) a 0.10% credit spread adjustment) plus (ii) the Applicable Rate (ranging between 0.875% to 1.300%, based on the total leverage ratio of the Borrower and its subsidiaries) as show in the chart below under the heading “Applicable Rate for Term Benchmark and RFR Revolving Credit Loans”. In addition, the Borrower will pay a facility fee ranging between 0.125% to 0.20% on the daily amount of the revolving credit commitment (whether used or unused), based on the total leverage ratio of the Borrower and its subsidiaries, as shown in the chart below under the heading "Applicable Rate for Facility Fees Revolving Credit Loans"
REVOLVING CREDIT LOANS:

Total Leverage Ratio:	Applicable Rate for Facility Fees Revolving Credit Loans	Applicable Rate for Term Benchmark and RFR Revolving Credit Loans	Applicable Rate for ABR Revolving Credit Loans
< 25%	12.5 bps	87.5 bps	0.0 bps
> 25% and <30%	15.0 bps	92.5 bps	0.0 bps
> 30% and < 35%	17.5 bps	102.5 bps	2.5 bps
> 35% and < 40%	20.0 bps	115.0 bps	15.0 bps
> 40%	20.0 bps	130.0 bps	30.0 bps

Term Loans outstanding under the Credit Facility bear interest, at the Borrower’s option, at a rate per annum equal to:

a.The sum of the (i) Alternate Base Rate or ABR (as defined above) plus (ii) the Applicable Rate (ranging between 0.000% to 0.5000%, based on the total leverage ratio of the Borrower and its subsidiaries) as shown in the chart below under the heading “Applicable Rate for ABR Term Loans”;
b.The sum of (i) Adjusted Term SOFR (as defined above) plus (ii) the Applicable Rate (ranging between 1.000% to 1.500%, based on the total leverage ratio of the Borrower and its subsidiaries) as show in the chart below under the heading “Applicable Rate for Term Benchmark and RFR Term Loans”; and
c.The sum of (i) Adjusted Daily Simple SOFR (as defined above) plus (ii) the Applicable Rate (ranging between 1.000% to 1.500%, based on the total leverage ratio of the Borrower and its subsidiaries) as show in the chart below under the heading “Applicable Rate for Term Benchmark and RFR Term Loans”.

TERM LOANS:

Total Leverage Ratio:	Applicable Rate for Term Benchmark and RFR Term Loans	Applicable Rate for ABR Term Loans
< 25%	100.0 bps	0.0 bps
> 25% and <30%	107.5 bps	7.5 bps
> 30% and < 35%	120.0 bps	20.0 bps
> 35% and < 40%	135.0 bps	35.0 bps
> 40%	150.0 bps	50.0 bps

All loans under the Credit Facility will mature two years from the Closing Date, unless extended pursuant to the terms of the Credit Agreement. The Credit Agreement also contains provisions for interest rate changes if one or more interest rate benchmarks change over time.

Pursuant to the Credit Agreement, the Borrower has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type, including financial covenants relating to its total leverage ratio, fixed charges ratio, consolidated net worth, unencumbered leverage ratio and unsecured interest coverage ratio. The Credit Agreement contains events of default customary for financings of this type. Upon the occurrence of certain events of default, JPMorgan, as administrative agent and at the instruction of the lenders, may terminate any remaining commitments and declare the outstanding loans and other obligations under the Credit Facility immediately due and payable. Upon the occurrence of events of default related to bankruptcy, insolvency and similar events, the commitments will automatically terminate and the outstanding loans and other obligations under the Credit Facility will become immediately due and payable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

By:	TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

DATE: September 22, 2022	By:	/s/ F. Scott Thomas
F. Scott Thomas, Esq.
Senior Director and Associate General Counsel